Prospectus Supplement	dated April 17, 2007 to:

PUTNAM DIVERSIFIED INCOME TRUST Prospectus dated January 30, 2007

The section “Who manages the fund?” is supplemented to reflect that the members of the Core Fixed Income and Core Fixed Income High Yield Teams primarily responsible for the day-to-day management of the fund’s portfolio are now William Kohli (Portfolio Leader), Rob Bloemker (Portfolio Member), Jeffrey Kaufman (Portfolio Member), Kevin Murphy (Portfolio Member), and Paul Scanlon (Portfolio Member).

Positions held by Messrs. Kohli, Bloemker, Kaufman and Scanlon over the past five years and their respective fund holdings are set forth in the prospectus.

Mr. Murphy joined the fund in 2007. Since 1999, he has been employed by Putnam Management, currently as a Team Leader, High Grade Credit, and previously as an Investment Strategist. He owned no fund shares as of February 28, 2007. Mr. Murphy owned shares in all Putnam funds valued in excess of $1,000,000 as of February 28, 2007.

HV-5936

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